                                                                     EXHIBIT 1.1


                 300,000 Capital Trust Pass-through Securities

                             COUNTRYWIDE CAPITAL I
                               (a Delaware Trust)

             Capital Trust Pass-through Securities/SM/ (TruPS/SM/)

              (Liquidation Amount of $1,000 per Capital Security)


                             UNDERWRITING AGREEMENT
                             ----------------------

                                                               November __, 1996

Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048

Dear Sirs:

     Each of Countrywide Capital I (the "Trust"), a statutory business trust formed under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. (S)(S) 3801 et
                                                                             --
seq.), Countrywide Home Loans, Inc., a New York corporation (the "Company"), and
---
Countrywide Credit Industries, Inc., a Delaware corporation (the "Guarantor" and, together with the Trust and the Company, the "Offerors"), confirms its agreement with you (the "Underwriter") with respect to the sale by the Trust and the purchase by you of 300,000 shares of Capital Trust Pass-through Securities (liquidation amount of $1,000 per security) of the Trust (the "Capital Securities"). The Capital Securities will be guaranteed by the Guarantor with respect to distributions and payments upon liquidation, redemption and otherwise (the "Capital Securities Guarantee") pursuant to the Capital Securities Guarantee Agreement (the "Capital Securities Guarantee Agreement") to be dated as of the Closing Time (as defined in Section 2(b) hereof) between the Guarantor and The Bank of New York, as trustee (the "Guarantee Trustee"), and entitled to the benefits of certain backup undertakings to be described in the Prospectus (as defined below) with respect to the Company's agreement pursuant to the Supplemental Indenture (as defined herein) to pay all expenses

---------------
/SM/ Salomon Brothers Inc has filed applications with the United States Patent and Trademark Office for the registration of the Capital Trust Pass-through Securities and TRUPS service marks.

relating to administration of the Trust and the Guarantor's guarantee pursuant to the Supplemental Indenture of those undertakings. The Capital Securities and the related Capital Securities Guarantee are referred to herein as the "Securities".

     Prior to the purchase and public offering of the Capital Securities by the Underwriter, the Offerors and the Underwriter shall enter into an agreement substantially in the form of Exhibit A hereto (the "Pricing Agreement"). The Pricing Agreement may take the form of an exchange of any standard form of written telecommunication between the Offerors and the Underwriter and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Capital Securities will be governed by this Agreement, as supplemented by the Pricing Agreement. From and after the date of the execution and delivery of the Pricing Agreement, this Agreement shall be deemed to incorporate the Pricing Agreement.

     The Offerors have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Nos. 333-14111, 333-14111-01, 333-14111-02 and 333-14111-03) and a related preliminary prospectus for the registration under the Securities Act of 1933, as amended (the "1933 Act"), and the offering from time to time in accordance with Rule 415 under the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), of up to a combination of $300,000,000 of (i) preferred securities, including the Capital Securities, (ii) guarantees by the Guarantor of distributions, payments upon liquidation, redemption and otherwise in respect of the preferred securities, including the Capital Securities Guarantee, (iii) unsecured subordinated debt securities, including the Subordinated Debt Securities (as defined below), to be issued and sold to the Trust by the Company and (iv) guarantees by the Guarantor of the payment of principal, premium, if any, and interest on the unsecured subordinated debt securities, including the Debt Guarantee (as defined below) ((i), (ii), (iii) and (iv), collectively, the "Registered Securities"), have filed such amendments thereto, if any, and such amended preliminary prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. Such registration statement (as amended, if applicable), including all documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act (the "Incorporated Documents") and the information, if any, deemed to be part thereof pursuant to Rule 430A(b), as from time to time amended or supplemented pursuant to the 1933 Act (the "Rule 430A Information"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), or otherwise, is hereinafter referred to as the "Registration Statement". The Offerors propose to file with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations as soon as practicable after the execution of the Pricing Agreement

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the Prospectus Supplement (as defined in Section 3(b) hereof) relating to the
Securities, the Subordinated Debt Securities and the Debt Guarantee and the Prospectus relating to the Registered Securities (the "Base Prospectus"). The Base Prospectus together with the Prospectus Supplement, in the respective forms on the date of the Pricing Agreement (being the forms in which they are to be filed pursuant to Rule 424(b) of the 1933 Act Regulations after the execution of the Pricing Agreement), including all documents incorporated or deemed to be incorporated by reference therein through the date of the Pricing Agreement, are hereinafter referred to as the "Prospectus", except that, if any revised prospectus or prospectus supplement shall be provided to the Underwriter by the Offerors for use in connection with the offering of the Securities which differs from the Prospectus (whether or not such revised prospectus is required to be filed by the Offerors pursuant to Rule 424(b) of the 1933 Act Regulations), the term "Prospectus" shall refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriter for such use. All references in this Agreement to financial statements and schedules and other information that are "contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that are or are deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act that is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

     The Offerors understand that the Underwriter proposes to make a public offering of the Securities as soon as the Underwriter deems advisable after the Pricing Agreement has been executed and delivered, the Registration Statement has been declared effective and the Declaration (as defined herein), the Indenture (as defined herein) and the Capital Securities Guarantee Agreement have been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). The entire proceeds from the sale of the Securities will be combined with the entire proceeds from the sale by the Trust to the Guarantor of its common securities (the "Common Securities") (which Common Securities will be guaranteed by the Guarantor, to the extent set forth in the Prospectus, with respect to distributions and payments upon liquidation and redemption (the "Common Securities Guarantee" and, together with the Capital Securities Guarantee and the Debt Guarantee, the "Guarantees") pursuant to the Common Securities Guarantee Agreement (the "Common Securities Guarantee Agreement" and, together with the Capital Securities Guarantee Agreement, the "Guarantee Agreements"), to be dated as of the

Closing Time, by the Guarantor) and will be used by the Trust to purchase the Junior Subordinated Deferrable Interest Debentures due December 1, 2026 (the "Subordinated Debt Securities") issued by the Company and fully and unconditionally guaranteed as to payment of principal, premium, if any, and interest by the Guarantor (the "Debt Guarantee"). The Capital Securities and the Common Securities will be issued pursuant to the declaration of trust of the Trust, dated as of October 14, 1996 (the "Original Declaration" and, as such Original Declaration may be amended and restated at or prior to the Closing Time (the "Declaration"), among the Guarantor, as Sponsor, Eric P. Sieracki, Sandor
E. Samuels and Carlos Garcia, as regular trustees (the "Regular Trustees"), The Bank of New York, a New York banking corporation, as institutional trustee (the "Institutional Trustee"), and the institutional trustee to be named in the Declaration, as Delaware trustee (the "Delaware Trustee" and, together with the Regular Trustees and the Institutional Trustee, the "Trustees")), and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Subordinated Debt Securities and the Debt Guarantee will be issued pursuant to an indenture, to be dated as of the Closing Time (the "Base Indenture"), among the Company, the Guarantor and The Bank of New York, as trustee (the "Debt Trustee"), and a supplement to the Base Indenture, to be dated as of the Closing Time (the "Supplemental Indenture," and, together with the Base Indenture and any other amendments or supplements thereto, the "Indenture"), among the Company, the Guarantor and the Debt Trustee.

    Section 1.  Representations and Warranties.  (a)  The Offerors jointly and
                 ------------------------------
severally represent and warrant to the Underwriter as of the date hereof, as of the time the Registration Statement becomes effective (the "Effective Time"), as of the date of the Pricing Agreement (the "Representation Date") and as of the Closing Time, as follows:

               (i) The Registration Statement at the Effective Time and the Registration Statement and the Base Prospectus, at the Representation Date and at the Closing Time, will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations (including Rule 415(a) of the 1933 Act Regulations) and, to the extent applicable, the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations"), and the Registration Statement at the Effective Time and the Registration Statement and the Base Prospectus at the Representation Date and the Closing Time will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the Representation Date (unless the term "Prospectus" refers to a prospectus that has been provided to the Underwriter by the Trust for use in connection with the

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     offering of the Securities which differs from the Prospectus filed with the
     Commission pursuant to Rule 424(b) of the 1933 Act Regulations, in which case, at the time it is first provided to the Underwriter for such use), and at the Closing Time will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and
                           --------  -------
     warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Offerors in writing by the Underwriter expressly for use in the Registration Statement or the Prospectus or to those parts of the Registration Statement that constitute the Statements of Eligibility and Qualification on Form T-1 under the 1939 Act with respect to the Institutional Trustee, the Debt Trustee and the Guarantee Trustee, filed as exhibits to the Registration Statement (the "Forms T-1").

              (ii) The documents incorporated, to be incorporated or deemed to be incorporated by reference in the Registration Statement or Prospectus, at the time they were filed with the Commission complied, or at the time they hereafter are filed with the Commission will comply, as the case may be, in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), as applicable, and, when read together with the other information in the Prospectus, at the Representation Date, at the time any amendments to the Registration Statement become effective and at the Closing Time, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              (iii) Grant Thornton LLP, whose reports have been incorporated by reference or included in the Guarantor's most recent Annual Report on Form 10-K, which will be incorporated by reference in the Prospectus, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

              (iv) At the Effective Time, at the Representation Date and at the Closing Time, the financial statements included in the Registration Statement, and at the Representation Date and at the Closing Time the financial statements included in the Prospectus, will present fairly the financial position of the Guarantor and its consolidated

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     subsidiaries as at the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the Registration Statement and except as otherwise required pursuant to generally accepted accounting principles, said financial statements will have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods specified therein; the Guarantor's ratios of earnings to fixed charges included in the Prospectus under the caption "Ratio of Earnings to Fixed Charges" and in Exhibit 12 to the Registration Statement will have been calculated in compliance with Item 503(d) of Regulation S-K of the Commission and the supporting schedules included in the Registration Statement will present fairly the information required to be stated therein; and the selected financial data included in the Prospectus will present fairly the information shown therein and will have been compiled on a basis consistent with that of the audited consolidated financial statements included in the Registration Statement. The Prospectus will contain all pro forma financial statements and other pro forma financial information required to be included therein and such information will present fairly the information shown therein, will have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, will have been properly compiled on the pro forma bases described therein, and, in the opinion of the Guarantor, the assumptions used in the preparation thereof will be reasonable and the adjustments used therein will be appropriate to give effect to the transactions or circumstances referred to therein.

              (v) Each of the Offerors meets, and at the respective times of commencement and consummation of the offering of the Securities will meet, the registrant requirements for use of Form S-3 under the 1933 Act and the 1933 Act Regulations.

              (vi) Since the respective dates as of which information will be given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there will have been no material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its subsidiaries, considered as one enterprise, the Guarantor and its subsidiaries considered as one enterprise or of the Trust, whether or not arising in the ordinary course of business, and (B) there will have been no transactions entered into by the Trust, by the Company or any of its subsidiaries or by the Guarantor or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries, considered as

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     one enterprise, the Guarantor and its subsidiaries, considered as one enterprise, or the Trust.

              (vii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and Prospectus, to enter into and perform its obligations under this Agreement, the Pricing Agreement and the Indenture; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries considered as one enterprise.

              (viii) The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and Prospectus, to enter into and perform its obligations under this Agreement, the Pricing Agreement, the Declaration, the Indenture and each of the Guarantees and to purchase, own, and hold the Common Securities to be issued to it by the Trust; and the Guarantor is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Guarantor and its subsidiaries considered as one enterprise.

              (ix) The authorized, issued and outstanding capital stock of the Guarantor will be as set forth in the Prospectus under "Capitalization" (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus); and all of the issued and outstanding shares of capital stock of the Guarantor have been duly authorized and validly issued and are fully paid and non-assessable.

               (x) The Company is the only "significant subsidiary" (as such term is defined in Rule 405 of Regulation C of the Rules and Regulations) of the Guarantor, and the Company has no "significant subsidiaries". All of

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     the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Guarantor directly, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

              (xi) This Agreement has been, and at the Closing Time, the Pricing Agreement will have been, duly authorized, executed and delivered by each of the Offerors.

              (xii) Each of the Guarantee Agreements has been duly authorized by the Guarantor and, when validly executed and delivered by the Guarantor, and, in the case of the Capital Securities Guarantee Agreement, assuming due authorization, execution and delivery of the Capital Securities Guarantee by the Guarantee Trustee, will constitute a valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, fraudulent conveyance, moratorium or other similar laws affecting creditors rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) (the "Bankruptcy Exceptions"), and each of the Guarantees and the Guarantee Agreements will conform in all material respects to the descriptions thereof contained in the Prospectus; and the Capital Securities Guarantee Agreement, at the Closing Time, will have been duly qualified under the 1939 Act.

              (xiii) The Indenture has been duly authorized by the Company and the Guarantor and, when validly executed and delivered by the Company and the Guarantor and, assuming due authorization, execution and delivery of the Indenture by the Debt Trustee, will constitute a valid and binding agreement of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; the Indenture will conform in all material respects to the description thereof contained in the Prospectus; and at the Closing Time, the Indenture will have been duly qualified under the 1939 Act.

              (xiv) The Subordinated Debt Securities have been duly authorized by the Company and, at the Closing Time, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Prospectus, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement

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     thereof may be limited by the Bankruptcy Exceptions; the Subordinated Debt
     Securities are in the form contemplated by, and entitled to the benefits of, the Indenture and will conform in all material respects to the description thereof contained in the Prospectus.

              (xv) The Debt Guarantee has been duly authorized by the Guarantor and, when the Subordinated Debt Securities are authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Prospectus, will constitute a valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; and the Debt Guarantee will conform in all material respects to the description thereof contained in the Prospectus.

              (xvi) None of the Offerors is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940
     Act").

              (xvii) Neither the Company, the Guarantor nor any of their respective subsidiaries is in violation of its charter or by-laws; the Trust is not in violation of the Original Declaration or its certificate of trust filed with the State of Delaware on October 15, 1996 (the "Certificate of Trust") and, as of the Closing Time, will not be in violation of the Declaration; none of the Company, the Guarantor, any of their respective subsidiaries or the Trust is in default under any agreement, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company, the Guarantor, any of their respective subsidiaries or the Trust is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company, the Guarantor, any of their subsidiaries or the Trust is subject, except for such defaults that would not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Trust or of the Company and its subsidiaries, considered as one enterprise, or of the Guarantor and its subsidiaries, considered as one enterprise; and the execution, delivery and performance of this Agreement, the Pricing Agreement, the Declaration, the Capital Securities, the Common Securities, the Indenture, the Subordinated Debt Securities, the Guarantee Agreements and the Guarantees and the consummation of the transactions contemplated herein and therein and compliance by the Offerors with their respective obligations hereunder and thereunder have been duly authorized by all necessary action (corporate or otherwise) on the part of the Offerors and do not and will not result

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     in any violation of the charter or by-laws of the Company, the Guarantor or any of their respective subsidiaries, or the Declaration (if applicable) or the Certificate of Trust and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Guarantor or any of their respective subsidiaries or the Trust under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company, the Guarantor or any of their respective subsidiaries or the Trust is a party or by which it may be bound or to which any of its properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and its subsidiaries, considered as one enterprise, the Guarantor and its subsidiaries, considered as one enterprise, or the Trust) or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Company, the Guarantor or any of their respective subsidiaries or the Trust or any of their respective properties (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and its subsidiaries, considered as one enterprise, the Guarantor and its subsidiaries, considered as one enterprise, or the Trust).

              (xviii) Except as disclosed to the Underwriter and as will be disclosed in the Prospectus, there is no action, suit or proceeding before or by any government, governmental instrumentality or court, now pending or, to the knowledge of the Trust, the Company or the Guarantor, threatened against the Company, the Guarantor or any of their respective subsidiaries or the Trust which is reasonably likely to result in any material adverse change in the financial condition, results of operations or business of the Trust, the Company and its subsidiaries considered as one enterprise, or the Guarantor and its subsidiaries considered as one enterprise, or that could materially and adversely affect the properties or assets of the Trust, the Company and its subsidiaries considered as one enterprise, or the Guarantor and its subsidiaries considered as one enterprise, or that could adversely affect the consummation of the transactions contemplated in this Agreement or the Pricing Agreement or which is required to be disclosed in the Registration Statement; and there are no contracts or documents of the Company, the Guarantor, any of their respective subsidiaries or the Trust that are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations or that were required to be filed as exhibits to any document incorporated by reference in the Prospectus by the 1934 Act or the 1934 Act Regulations that have not been or will not be so filed.

              (xix) No authorization, approval, consent or order of any court or governmental authority or agency is necessary in connection with the issuance and sale of the Common Securities, the Subordinated Debt Securities, the Common Securities Guarantee or the Debt Guarantee, or the offering of the Capital Securities or the Capital Securities Guarantee hereunder, except such as may be required under the 1933 Act or the 1933 Act Regulations or state securities or blue sky laws and the qualification of the Declaration, the Capital Securities Guarantee Agreement and the Indenture under the 1939 Act.

              (xx) The Trust has been duly created and is validly existing in good standing as a statutory business trust under the Delaware Act with the power and authority to own property and to conduct its business as described in the Registration Statement and Prospectus and to enter into and perform its obligations under this Agreement, the Pricing Agreement, the Capital Securities, the Common Securities and the Declaration; the Trust is duly qualified to transact business as a foreign entity and is in good standing in any other jurisdiction in which such qualification is necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Trust; the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus.

              (xxi) At the Closing Time, the Common Securities will have been duly authorized by the Declaration and, when issued and delivered by the Trust to the Guarantor against payment therefor as described in the Registration Statement and Prospectus, will be validly issued and (subject to the terms of the Declaration) fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform in all material respects to the description thereof contained in the Prospectus; the issuance of the Common Securities will not be subject to preemptive or other similar rights; and at the Closing Time all of the issued and outstanding Common Securities of the Trust will be directly owned by the Guarantor free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

              (xxii) The Declaration has been duly authorized by the Guarantor and, at the Closing Time, will have been duly executed by the Guarantor and the Regular Trustees, and assuming due authorization, execution and delivery of the Declaration by the Institutional Trustee and the Delaware Trustee, the Declaration will, at the Closing Time, be a valid and binding obligation of the Guarantor and the Regular Trustees, enforceable against the Guarantor and the Regular Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, and will conform in all material respects to the description thereof contained in the Prospectus; and at the Closing Time, the Declaration will have been duly qualified under the 1939 Act.

              (xxiii) At the Closing Time, the Capital Securities will have been duly authorized by the Declaration and, when issued and delivered pursuant to this Agreement against payment of the consideration set forth in the Pricing Agreement, will be validly issued and (subject to the terms of the Declaration) fully paid and non-assessable undivided beneficial interests in the assets of the Trust, will be entitled to the benefits of the Declaration and will conform in all material respects to the description thereof contained in the Prospectus; the issuance of the Capital Securities will not be subject to preemptive or other similar rights; and (subject to the terms of the Declaration) holders of Capital Securities will be entitled to the same limitation of personal liability under Delaware law as extended to stockholders of private corporations for profit.

              (xxiv) The Company, the Guarantor and the Trust have not taken and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Capital Securities.

              (xxv) Each of the Offerors has complied with, and is and will be in compliance with, all provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder, or is exempt therefrom.

          Any certificate signed by any officer (or, in the case of the Trust, any Regular Trustee) of any Offeror and delivered to the Underwriter or to counsel for the Underwriter shall be deemed a representation and warranty by such Offeror to the Underwriter as to the matters covered thereby.

     Section 2.  Sale and Delivery to Underwriter; Closing.
                  -----------------------------------------

          (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Trust agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Trust, at the price per Capital Security set forth in the Pricing Agreement, 300,000 Capital Securities (except as otherwise provided in the Pricing Agreement).

          The purchase price per Capital Security shall be consistent with the prior understanding between the Underwriter and the Guarantor and shall be set forth in the Pricing Agreement which shall be executed by the Underwriter and the Offerors as soon as practicable, but in any event within two business days, after the Effective Time. In the event that the Registration Statement is not declared effective by 5:30 P.M., New York time, on December 20, 1996, this Agreement shall terminate forthwith, without liability of any party to any other party, unless otherwise agreed to by the Offerors and the Underwriter.

          (b) Payment of the purchase price for, and delivery of certificates for, the Capital Securities shall be made at the office of Fried, Frank, Harris, Shriver & Jacobson, or at such other place as shall be agreed upon by the Underwriter and the Trust, at 9:00 A.M. New York time on the third or fourth business day (as permitted under Rule 15c6-1 of the 1934 Act Regulations) (unless postponed in accordance with the provisions of Section 10) following the Effective Time (or, if the Trust has elected to rely upon Rule 430A of the 1933 Act Regulations, the fourth business day after execution of the Pricing Agreement), or such other time not later than ten business days after such date as shall be agreed upon by the Underwriter, the Trust, the Guarantor and the Company (such time and date of payment and delivery being herein called the "Closing Time"). Payment shall be made to the Trust by same day funds payable to the order of the Trust to an account designated by the Trust, against delivery to the Underwriter of certificates for the Capital Securities to be purchased by it. Certificates for the Capital Securities shall be in such denominations and registered in such names as the Underwriter may request in writing at least two business days before the Closing Time.

          The certificate(s) for the Capital Securities will be made available for examination and packaging by the Underwriter in The City of New York not later than 10:00 A.M. on the last business day prior to the Closing Time.

          At the Closing Time, the Company will pay, or cause to be paid, the commission payable at such time to the Underwriter that is set forth in the Pricing Agreement and consistent with the prior understanding between the Underwriter and the Guarantor by certified or official bank check or checks payable to Salomon Brothers Inc in New York Clearing House funds or other similar next day funds.

     Section 3.  Covenants of the Offerors.  Each of the Offerors, jointly and
                   -------------------------
severally, covenants with the Underwriter as follows:

          (a) The Offerors will use their best efforts to cause the Registration Statement, and any amendment thereof, to become effective not later than 5:30 P.M., New York time, on December 20, 1996. If the Offerors elect to rely on Rule 430A and subject to Section 3(b), the Offerors will comply with the requirements of Rule 430A. The Offerors will notify the Underwriter immediately, and confirm the notice in writing, (i) of the effectiveness of the Registration Statement and any amendment thereto (including any post-effective amendment) or when any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and
(iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or preliminary prospectus supplement, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction or of the initiation of any proceedings for any of such purposes. The Offerors will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment. In conjunction with the obligation of the Offerors to cause the Registration Statement to be declared effective pursuant to this paragraph (a), the Underwriter shall file with the Commission such requests for acceleration as required from the Underwriter pursuant to Rule 461(a) of the 1933 Act.

          (b) The Offerors will give the Underwriter notice of their intention to file or prepare (i) any amendment to the Registration Statement (including any post-effective amendment), (ii) any amendment or supplement to the Prospectus (including any revised prospectus which the Offerors propose for use by the Underwriter in connection with the offering of the Securities which differs from the Prospectus, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations), or (iii) any document that would be incorporated by reference in the Prospectus whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Underwriter or its counsel with copies of any such amendment, supplement or other document a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment, supplement or other document or use any such prospectus to which the Underwriter or counsel for the Underwriter shall reasonably object. Subject to the foregoing, following the execution of the Pricing Agreement, the Offerors will prepare a prospectus supplement dated the Representation Date (the "Prospectus Supplement") containing such information as may be required by the 1933 Act or the 1933 Act Regulations and such other information as the Underwriter and the Offerors deem appropriate. The Offerors will file the Prospectus (including the Prospectus Supplement) pursuant to Rule 424(b) of the 1933 Act Regulations not later than the Commission's close of business on the second business day following the date of the Pricing Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the 1933 Act.

         (c) The Offerors will deliver to the Underwriter as many signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) as the Underwriter may reasonably request.

         (d) The Offerors will deliver to the Underwriter, without charge, from time to time until the Effective Time (or, if the Offerors have elected to rely upon Rule 430A of the 1933 Act Regulations, until such time the Pricing Agreement is executed and delivered), as many copies of each preliminary prospectus and preliminary prospectus supplement as the Underwriter may reasonably request, and the Offerors hereby consent to the use of such copies for purposes permitted by the 1933 Act. The Offerors will furnish to the Underwriter, without charge, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as the Underwriter may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act or the respective applicable rules and regulations of the Commission thereunder.

         (e) If, at any time when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur as a result of which it is necessary, in the opinion of counsel for the Underwriter or counsel to the Guarantor, the Company and the Trust, to amend or supplement the Prospectus in order to cause the Prospectus not to include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is to be delivered to a purchaser, or if it shall be necessary in the opinion of any such counsel at any such time, to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Offerors will promptly prepare and file with the Commission subject to paragraph (b) above such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus comply with such requirements; and the Offerors will furnish to the Underwriter a reasonable number of copies of such amendment or supplement.

          (f) The Offerors will use their best efforts, in cooperation with the Underwriter, to qualify the Capital Securities (and the Capital Securities Guarantee) and the Subordinated Debt Securities (and the Debt Guarantee) for offering and sale under the applicable securities laws of such states and the other jurisdictions of the United States as the Underwriter may designate; provided, however, that none of the Offerors shall be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not so subject.

          (g) As soon as practicable, the Trust will make generally available to its security holders and the Underwriter an earnings statement of the Guarantor which will satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 of the 1933 Act Regulations.

          (h) For a period of three years after the Closing Time, the Guarantor will furnish to you and, upon request, to the Underwriter, copies of all annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Guarantor to its stockholders or security holders generally.

          (i) During a period of 30 days from the date of the Pricing Agreement, none of the Offerors will, without the Underwriter's prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Capital Securities, any security convertible into or exchangeable into or exercisable for Capital Securities or the Subordinated Debt Securities or any debt securities substantially similar to the Subordinated Debt Securities or equity securities substantially similar to the Capital Securities (except for the Subordinated Debt Securities and the Capital Securities issued pursuant to this Agreement).

          Section 4.  Payment of Expenses.  The Company will pay all expenses
                       -------------------
incident to the performance of each Offeror's obligations under this Agreement, including, but not limited to, (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriter of this Agreement, the Pricing Agreement and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriter, including any capital duties, stamp duties and stock or other transfer taxes payable upon the sale of the Capital Securities to the Underwriter, (iv) the fees and disbursements of the Trust's, the Company's and the Guarantor's counsel, accountants and other advisors, (v) the qualification of the Capital Securities, the Capital Securities Guarantee, the Subordinated Debt Securities and the Debt Guarantee under securities laws in accordance with the provisions of Section 3(g) hereof, including filing fees and the fees and disbursements of counsel for the Underwriter in connection therewith and in connection with the preparation of any Blue Sky Survey and any supplement thereto and any Legal Investment Survey, (vi) the printing and delivery to the Underwriter of copies of the Registration Statement as originally filed and of each amendment thereto, of each preliminary prospectus, and of the Prospectus and Prospectus Supplement and any amendments or supplements thereto, (vii) the printing and delivery to the Underwriter of copies of any Blue Sky Survey and any Legal Investment Survey, (viii) the fee of the National Association of Securities Dealers, Inc., if any, (ix) the fees and expenses of the Debt Trustee, including the fees and disbursements of counsel for the Debt Trustee in connection with the Indenture and the Subordinated Debt Securities, (x) the fees and expenses of the Institutional Trustee and the Guarantee Trustee, including the fees and disbursements of counsel for the Institutional Trustee in connection with the Declaration and the Certificate of Trust; (xi) any fees payable in connection with the rating of the Capital Securities and Subordinated Debt Securities, (xiii) the cost and charges of any transfer agent or registrar and (xiv) the cost of delivering the Capital Securities in book-entry form through the facilities of The Depository Trust Company.

          If this Agreement is terminated by the Underwriter in accordance with the provisions of Section 5 hereof, the Company shall reimburse the Underwriter for all of its reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriter.

     Section 5.  Conditions of Underwriter's Obligations.  The obligations of
                 ---------------------------------------
the Underwriter hereunder are subject to the accuracy of the representations and warranties of the Offerors herein contained, to the performance by the Offerors of their obligations hereunder, and to the following further conditions:

               (a) The Registration Statement shall have become effective not later than 5:30 P.M., New York time, on December 20, 1996 or with the consent of the Underwriter, at such later time and date as may be approved by the Underwriter; and at the Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission. The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the 1933 Act Regulations and in accordance with Section 3(b), and prior to the Closing Time, the Offerors shall have provided evidence satisfactory to the Underwriter of such timely filing.

               (b) At the Closing Time the Underwriter shall have received:

                    (1) The favorable opinion, dated as of the Closing Time, of Fried, Frank, Harris, Shriver & Jacobson (a partnership including professional corporations), counsel for the Company and the Guarantor, in form and substance satisfactory to counsel for the Underwriter, to the effect that:

                       (i) Each of the Company and the Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with requisite corporate power and authority to own its properties and conduct its business as described in the Registration Statement.

                       (ii) The Guarantor's authorized equity capitalization is as set forth in the Prospectus under the caption
               "Capitalization".

                       (iii) The Declaration has been duly authorized and executed by the Guarantor and the Regular Trustees.

                       (iv) The Registration Statement has become effective
               under the 1933 Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus and each amendment or supplement thereto (exclusive of the documents incorporated by reference therein), as of their respective effective or issue dates (other than the financial statements and other financial and statistical information contained therein and the Forms T-1 as to which such counsel need express no opinion) appear on their face to be responsive as to form in all material respects with the applicable requirements of the 1933 Act and the 1933 Act Regulations.

                      (v) No consent, approval, authorization or order of any United States federal or New York, California or, with respect to matters arising under the Delaware General Corporation Law, Delaware court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement and the Pricing Agreement, except such as have been obtained under the 1933 Act, the 1933 Act Regulations, the 1939 Act and the 1939 Act Regulations and such as may be required under the state securities or blue sky laws, rules or regulations of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals as have been obtained.

                      (vi) Each of the documents incorporated by reference in
               the Registration Statement or the Prospectus at the time they were filed or last amended (other than the financial statements and other financial and statistical data contained therein, as to which such counsel need express no opinion) appeared on its face to be responsive as to form in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations, as applicable.

                      (vii) To such counsel's knowledge, each of the Company,
               the Guarantor and the Trust meets the registrant requirements for use of Form S-3 under the 1933 Act Regulations.

                      (viii) The Common Securities, the Capital Securities, the
               Subordinated Debt Securities, each of the Guarantees, the Declaration, the Indenture and each of the Guarantee Agreements conform in all material respects to all statements relating thereto contained in the Base Prospectus under the captions "Description of the Capital Securities," "Description of the Capital Securities Guarantees," "Description of the Subordinated Debt Securities and the Debt Guarantees" and "Effect of

               Obligations under the Subordinated Debt Securities, the Debt Guarantees and the Capital Securities Guarantees," and in the Prospectus Supplement under the captions "Description of the Capital Securities," "Description of the Capital Securities Guarantee," "Description of the Debt Securities and the Debt Guarantee" and "Effect of Obligations under the Subordinated Debt Securities, the Debt Guarantee and the Capital Securities Guarantee", insofar as such statements constitute matters of law, summaries of legal matters, documents or proceedings, or legal conclusions (in each case other than with respect to trust law as to which such counsel need express no opinion).

                       (ix) This Agreement and the Pricing Agreement have been duly authorized, executed and delivered by each of the Guarantor and the Company.

                       (x) The Declaration has been qualified under the 1939 Act.

                       (xi) Each of the Guarantee Agreements has been duly authorized, executed and delivered by the Guarantor; the Capital Securities Guarantee Agreement, assuming it is duly authorized, executed, and delivered by the Guarantee Trustee, constitutes a valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; and the Capital Securities Guarantee Agreement has been qualified under the 1939 Act.

                       (xii) The Indenture has been duly executed and delivered
               by each of the Guarantor and the Company and, assuming due authorization, execution, and delivery thereof by the Debt Trustee, is a valid and binding obligation of the Guarantor and the Company, enforceable against the Guarantor and the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; and the Indenture has been qualified under the 1939 Act.

                       (xiii) The Subordinated Debt Securities are in the form contemplated by the Indenture, have been duly authorized, executed and delivered by the Company and, when authenticated by the Debt Trustee in the manner provided for in the Indenture and delivered against payment therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

                        (xiv) The Debt Guarantee is in the form contemplated by the Indenture, has been duly authorized, executed and delivered by the Guarantor and, when the Subordinated Debt Securities have been authenticated by the Debt Trustee in the manner provided for in the Indenture and delivered against payment therefor, will constitute a valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

                       (xv) Neither the Company, the Guarantor nor the Trust is an "investment company" within the meaning of the 1940 Act.

                       (xvi) To the knowledge of such counsel, there are no
               legal or governmental proceedings pending or threatened that are required to be disclosed in the Registration Statement or Prospectus other than those disclosed therein.

                       (xvii) The execution, delivery and performance by each of
               the Company and the Guarantor of this Agreement, the Pricing Agreement, the Declaration, the Capital Securities, the Common Securities, the Indenture, the Subordinated Debt Securities, the Guarantee Agreements, and the Guarantees to the extent that it is a party thereto, the consummation by each of the Company and the Guarantor, as the case may be, of the transactions contemplated herein and therein, and the compliance by each of the Company and the Guarantor, as the case may be, with their respective obligations hereunder and thereunder do not and will not result in any violation of the charter or bylaws of the Guarantor or the Company, and do not and will not constitute or result in a breach of any of the terms or provisions of, or constitute a default under (A) any contract, indenture, mortgage, loan agreement, note, lease or any other agreement or instrument filed as an exhibit to the Registration Statement or any of the Incorporated Documents and to which the Guarantor or the Company is a party or by which it may be bound or to which any of its properties may be subject (except for such breaches or defaults that would not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Guarantor and its subsidiaries considered as one enterprise, or the Company and its subsidiaries, considered as one enterprise), (B) any existing applicable law of the United States, the State of New York, the State of California or under the Delaware General Corporation Law or rule or regulation of any United States, New York or California governmental agency or body or Delaware governmental agency or body under the Delaware General Corporation Law known by such counsel to be applicable to the Company or the Guarantor and their respective subsidiaries (other than the federal or state securities or blue sky laws, rules or regulations, as to which such counsel need express no opinion under this paragraph (xviii)) (except for such breaches and defaults that would not have a material adverse effect on (1) the condition (financial or otherwise), earnings or business affairs of the Guarantor and its subsidiaries considered as one enterprise, or the Company and its subsidiaries considered as one enterprise or (2) the ability of the Company or the Guarantor to consummate the transactions contemplated by this Agreement or the Pricing Agreement) or (C) any judgment, order or decree identified to such counsel in an officer's certificate of any government, governmental instrumentality or court or any regulatory body or administrative agency or other governmental body having jurisdiction over the Guarantor or the Company or any of their respective properties (except for such breaches and defaults that would not have a material adverse effect on (1) the condition (financial or otherwise), earnings or business affairs of the Guarantor and its subsidiaries considered as one enterprise, or the Company and its subsidiaries considered as one enterprise or (2) the ability of the Company or the Guarantor to consummate the transactions contemplated by this Agreement or the Pricing Agreement).

                       (xviii)  Under current law, the Trust will be classified
               for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation; accordingly, for United States federal income tax purposes, each holder of Capital Securities generally will be considered the owner of an undivided interest in the Subordinated Debt Securities, and each holder will be required to include in its gross income any original issue discount accrued with respect to its allocable share of the Subordinated Debt Securities.

                        (xix) Under current law the Subordinated Debt Securities
               should be classified for United States federal income tax purposes as indebtedness of the Company.

                        (xx) The discussion set forth in the Prospectus under
               the heading "United States Federal Income Taxation" is a fair and accurate summary of the matters addressed therein, based upon current law and the assumptions stated or referred to therein.

     Such counsel shall also state that in the course of the preparation by the Guarantor, the Company, the Trust and their counsel of the Registration Statement and Prospectus (other than the documents incorporated by reference therein), such counsel attended conferences with certain of the officers of, and the independent public accountants for, the Guarantor, the Company and the Trust, at which the Registration Statement and the Prospectus were discussed. Between the date of effectiveness of the Registration Statement and the time of delivery of such counsel's opinion, such counsel shall state that such counsel attended additional conferences with certain of the officers of, and the independent public accountants for, the Guarantor, the Company and the Trust at which the contents of the Prospectus were discussed to a limited extent. Given the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process, such counsel need not pass upon and need not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (including the documents incorporated by reference therein), except as specifically described in the opinions set forth in paragraphs (ii), (viii) and (xx) above. Subject to the foregoing and on the basis of the information such counsel gained in the performance of the services referred to above, including information obtained from officers and other representatives of the Guarantor, the Company and the Trust, such counsel shall state that nothing has come to such counsel's attention that causes such counsel to believe that at the time it became effective, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriter by the Company for use in connection with the offering of the Securities that differs from the Prospectus on file at the Commission at the Representation Date, in which case at the time it is first provided to the Underwriter for such use) or at the Closing Time includes any untrue statement of material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel need not express a view or belief with respect to financial statements, notes or schedules thereto or other financial or statistical information included or incorporated by reference in the Registration Statement and Prospectus or the Forms T-1.

     In rendering the opinion set forth in paragraph (v) above, such counsel may state that such opinion relates to those authorizations, approvals, consents or orders that, in such counsel's experience, are normally applicable to companies such as the Company and the Guarantor and to transactions of the type contemplated by this Agreement and the Pricing Agreement.

     In rendering the opinion set forth in paragraph (xviii) above, such counsel may state that (a) insofar as such opinion relates to laws, rules and regulations, such opinion relates to those laws, rules and regulations of the United States, the State of New York, the State of California, or under the Delaware General Corporation Law that, in such counsel's experience, are normally applicable to companies such as the Company and the Guarantor and to transactions of the type contemplated by this Agreement, the Pricing Agreement, the Declaration, the Indenture and the Guarantee Agreements and (b) such counsel expresses no opinion with respect to any breach or default (1) not readily ascertainable from the face of (x) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument filed by the Guarantor or the Company as an exhibit to the Registration Statement or any of the Incorporated Documents or (y) any judgment, order or decree identified to such counsel in the officer's certificate mentioned above, (2) arising under or based upon any cross-default provision insofar as it relates to a default under (x) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument not filed by the Guarantor or the Company as an exhibit to the Registration Statement or any of the Incorporated Documents or (y) any judgment, order or decree not identified to such counsel in the officer's certificate mentioned above or (3) arising under or based upon any covenant of a financial or numerical nature or requiring computation.

     In rendering such opinion, such counsel may rely (a) as to matters involving the application of laws of any jurisdiction other than the State of California, the State of New York, the State of Delaware (but only with respect to the Delaware General Corporation Law) or the United States, to the extent such counsel deems proper and specified in such opinion, upon the opinion of other counsel of good standing whom such counsel believes to be reliable and who are satisfactory to counsel for the Underwriter and (b) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company, the Guarantor, the Trust and public officials. References to the Prospectus in this paragraph (b)(1) include any supplements thereto at the Closing Time.

                    (2) The favorable opinion, dated as of the Closing Time, of Sandor E. Samuels, Esq., General Counsel of the Company and the Guarantor, in form and substance satisfactory to counsel for the Underwriter, to the effect that:

                         (i) Each of the Company and the Guarantor is duly
               qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business other than jurisdictions in which the failure to so qualify, when considered in the aggregate and not individually, would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise, or the Guarantor and its subsidiaries, considered as one enterprise.

                         (ii) All of the outstanding shares of capital stock of
               the Company have been duly authorized and validly issued and are fully paid and non-assessable; all of such shares are owned by the Guarantor free and clear of any perfected security interest and, to the knowledge of such counsel after due inquiry, any other security interests, claims or encumbrances; no holder thereof is subject to personal liability by reason of being such a holder.

                         (iii) No holders of securities of the Company or the Guarantor have rights to the registration of such securities under the Registration Statement.

                         (iv) All of the issued and outstanding Common
               Securities of the Trust are directly owned by the Guarantor free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

                         (v) Each of the Company and the Guarantor owns,
               possesses or has obtained all material licenses, franchises, permits, certificates, consents, orders, approvals and other authorizations issued by the appropriate local, state, federal or foreign regulatory agencies or bodies necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as described in the Registration Statement (except for such licenses, franchises, permits, certificates, consents, orders, approvals or authorizations, the failure to own, possess or obtain of which, would not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Guarantor and its subsidiaries considered as one enterprise) or the Company and its subsidiaries considered as one enterprise, and such licenses, franchises, permits, certificates, consents, orders, approvals and other authorizations are in full force and effect.

                         (vi) The execution, delivery and performance by the
               Company or the Guarantor, of this Agreement, the Pricing Agreement, the Declaration, the Capital Securities, the Common Securities, the Indenture, the Subordinated Debt Securities, the Guarantee Agreements, and the Guarantees to the extent that it is a party thereto; the consummation by the Company or the Guarantor, as the case may be, of the transactions contemplated herein and therein; and the compliance by the Company or the Guarantor, as the case may be, with their respective obligations hereunder and thereunder do not and will not result in any violation of the charter or bylaws of the Company or the Guarantor, and do not and will not constitute, or result in, a breach of any of the terms or provisions of, or constitute a default under, (A) any contract, indenture, mortgage, loan agreement, note, lease or any other agreement or instrument known to such counsel to which the Company or the Guarantor is a party or by which it may be bound or to which any of its properties may be subject (except for such breaches or defaults that would not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and its subsidiaries considered as one enterprise, or the Guarantor and its subsidiaries considered as one enterprise), (B) any existing applicable law, rule or regulation (other than the federal or state securities or blue sky laws, rules or regulations, as to which such counsel need express no opinion) (except for such breaches and defaults that would not have a material adverse effect on (1) the condition (financial or otherwise), earnings or business affairs of the Guarantor and its subsidiaries considered as one enterprise, or the Company and its subsidiaries considered as one enterprise, or (2) the ability of the Company or the Guarantor to consummate the transactions contemplated by this Agreement or the Pricing Agreement) or (C) any judgment, order or decree of any government, governmental instrumentality or court, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Company or the Guarantor or any of their respective properties (except for such breaches and defaults that would not have a material adverse effect on (1) the condition (financial or otherwise), earnings or business affairs of the Guarantor and its subsidiaries considered as one enterprise, or the Company and its subsidiaries considered as one enterprise, or (2) the ability of the Company or the Guarantor to consummate the transactions contemplated by this Agreement or the Pricing Agreement).

                         (vii) All pending legal or governmental proceedings to which the Company, the Guarantor or any of their respective subsidiaries is a party, or to which any of their respective property is subject, that are not described in the Registration Statement or Prospectus, including ordinary routine litigation incidental to the business of the Company or the Guarantor or any of their respective subsidiaries are, considered in the aggregate, not material to the condition (financial or otherwise), earnings or business affairs of the Guarantor and its subsidiaries considered as one enterprise, or the Company and its subsidiaries considered as one enterprise.

                         (viii) To such counsel's knowledge, neither the Company nor the Guarantor is in violation of its charter or bylaws.

     In rendering the opinion set forth in paragraph (v) above, such counsel may state that such opinion relates to those authorizations, approvals, consents or orders that, in such counsel's experience, are normally applicable to companies such as the Company and the Guarantor and to transactions of the type contemplated by this Agreement and the Pricing Agreement.

     In rendering the opinion set forth in paragraph (vii) above, such counsel may state that (a) insofar as such opinion relates to laws, rules and regulations, such opinion relates to those laws, rules and regulations that, in such counsel's experience, are normally applicable to companies such as the Company and the Guarantor and to transactions of the type contemplated by this Agreement, the Pricing Agreement, the Declaration, the Indenture and the Guarantee Agreements and (b) such counsel expresses no opinion with respect to any breach or default (1) not readily ascertainable from the face of (x) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument or (y) any judgment, order or decree or (2) arising under or based upon any covenant of a financial or numerical nature or requiring computation.

     In rendering such opinion, such counsel may rely (a) as to matters involving the application of laws of any jurisdiction other than the State of California or the United States, to the extent such counsel deems proper and specified in such opinion, upon the opinion of other counsel of good standing whom such counsel believes to be reliable and who are satisfactory to counsel for the Underwriter and (b) as to matters, to the extent such counsel deems proper, on certificates of responsible officers of the Company, the Guarantor and public officials.

                    (3) The favorable opinion, dated as of the Closing Time, of Morris, Nichols, Arsht & Tunnell, special Delaware counsel to the Trust, to the following effect and covering such additional matters as the Underwriter may reasonably request:

                         (i) The Trust has been duly organized and is validly
               existing in good standing as a business trust under the Delaware Act; all filings required under the laws of the State of Delaware with respect to the organization and valid existence of the Trust as a business trust have been made; the Trust has all necessary power and authority to own property and to conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement, the Pricing Agreement, the Capital Securities and the Common Securities.

                         (ii) The Declaration is the valid and binding
               obligation of each of the Regular Trustees and the Delaware Trustee, enforceable against the Regular Trustees and the Delaware Trustee in accordance with its terms, except as enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws of general application relating to or affecting the enforcement of creditor's rights and remedies, as from time to time in effect, (b) application of equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (c) considerations of public policy or the effect of applicable law relating to fiduciary duties.

                         (iii) This Agreement and the Pricing Agreement have been duly authorized and executed by the Trust.

                         (iv) The Common Securities have been duly authorized by
               the Declaration for issuance and, when issued, delivered and paid for in accordance with the Declaration and as described in the Prospectus, will be validly issued and, subject to the terms of the Declaration, fully paid and non-assessable undivided beneficial interests in the assets of the Trust, and the issuance of the Common Securities is not subject to preemptive rights under the Delaware Act or the Declaration.

                         (v) The Capital Securities have been duly authorized by
               the Declaration for issuance and, when issued, delivered and paid for in accordance with the Declaration and this Agreement, will be validly issued, and, subject to the terms of the Declaration, fully paid and non-assessable undivided beneficial interests in the assets of the Trust; under the Delaware Act and the terms of the Declaration, the holders of the Capital Securities will, subject to the terms of the Declaration, be entitled to the same limitation of personal liability as is extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware, provided, however, no opinion shall be expressed with respect to the liability of any Capital Security holder who is, was or may become a named Trustee of the Trust; and the issuance of the Capital Securities is not subject to preemptive rights under the Delaware Act or the Declaration. Such counsel may state that the Capital Securities holders may be obligated, pursuant to the Declaration, to (a) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers of Capital Securities and the issuance of replacement Capital Securities, and (b) provide security and indemnity in connection with requests of or directions to the Institutional Trustee to exercise its rights and powers under the Declaration.

                         (vi) The issuance, sale and delivery by the Trust of
               the Capital Securities and of the Common Securities, the execution and delivery by the Trust of this Agreement and the Pricing Agreement, the purchase by the Trust of the Subordinated Debt Securities and the performance by the Trust of its obligations thereunder does not (a) result in any violation of the Declaration or the Certificate of Trust or any applicable Delaware law (statutory or decisional) or any rule or regulation of any Delaware governmental agency or body having jurisdiction over the Trust or any of its properties or assets or (b) to our knowledge, without independent investigation, conflict with or result in a breach or violation of any of the provisions of, or constitute a default under, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Trust is a party or to which any of its property or assets is subject.

                         (vii) Assuming that the Trust derives no income from or in connection with sources within the State of Delaware and has no assets, activities (other than having a Delaware Trustee as required by the Delaware Act and the filing of documents with the Delaware Secretary of State) or employees in the State of Delaware, no authorization, approval, consent or order of any Delaware court or governmental authority or agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Common Securities and the Capital Securities or the purchase by the Trust of the Subordinated Debt Securities, except such as may be required under Delaware securities or blue sky laws.

                         (viii) The statements in the Base Prospectus under the captions "The Trusts,"

               "Description of the Capital Securities," "Description of the Capital Securities Guarantees," "Description of the Subordinated Debt Securities and the Debt Guarantees" and "Effect of Obligations under the Subordinated Debt Securities, the Debt Guarantees and the Capital Securities Guarantee," and in the Prospectus Supplement under the captions "Risk Factors," "Countrywide Capital Trust," "Description of the Capital Securities," "Description of the Capital Securities Guarantee," "Description of the Debt Securities and the Debt Guarantee" and "Effect of Obligations under the Subordinated Debt Securities, the Debt Guarantee and the Capital Securities Guarantee," to the extent such statements address matters of Delaware trust law, are correct statements of such law in all material respect.

                    (4) The favorable opinion, dated as of the Closing Time, of Emmet, Marvin & Martin, LLP, counsel for the Institutional Trustee under the Declaration, and the Guarantee Trustee under the Capital Securities Guarantee Agreement, in form and substance satisfactory to counsel for the Underwriter, to the effect that:

                         (i) The Institutional Trustee and Guarantee Trustee is
               a New York banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of New York with all necessary power and authority to execute and deliver, and to carry out and perform its obligations under the terms of the Declaration and the Capital Securities Guarantee Agreement.

                         (ii) The execution, delivery and performance by the
               Institutional Trustee of the Declaration and the execution, delivery and performance by the Guarantee Trustee of the Capital Securities Guarantee Agreement have been duly authorized by all necessary corporate action on the part of the Institutional Trustee, in the case of the Declaration, and the Guarantee Trustee, in the case of the Capital Securities Guarantee Agreement. The Declaration and the Capital Securities Guarantee Agreement have been duly executed and delivered by the Institutional Trustee, in the case of the Declaration, and the Guarantee Trustee, in the case of the Capital Securities Guarantee Agreement, and constitute the legal, valid and binding obligations of the

               Institutional Trustee, in the case of the Declaration, and the Guarantee Trustee, in the case of the Capital Securities Guarantee Agreement, enforceable against the Institutional Trustee, in the case of the Declaration, and the Guarantee Trustee, in the case of the Capital Securities Guarantee Agreement, in accordance with their terms, except as enforcement thereof may be limited by the Bankruptcy Exceptions.

                         (iii) The execution, delivery and performance of the Declaration and the Capital Securities Guarantee Agreement by the Institutional Trustee, in the case of the Declaration, and the Guarantee Trustee, in the case of the Capital Securities Guarantee Agreement, does not conflict with or constitute a breach of the Articles of Organization or Bylaws of the Institutional Trustee, in the case of the Declaration, or the Guarantee Trustee, in the case of the Capital Securities Guarantee Agreement.

                         (iv) No consent, approval or authorization of, or
               registration with or notice to, any New York or federal banking authority is required for the execution, delivery or performance by the Institutional Trustee of the Declaration or by the Guarantee Trustee of the Capital Securities Guarantee Agreement.

               (5) The favorable opinion, dated as of the Closing Time, of Richards, Layton & Finger, counsel for The Bank of New York (Delaware), as Delaware Trustee under the Declaration, in form and substance satisfactory to counsel for the Underwriter, to the effect that:

                         (i) The Bank of New York (Delaware) is a Delaware
               banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware with all necessary power and authority to execute and deliver, and to carry out and perform its obligations under the terms of the Declaration.

                         (ii) The execution, delivery and performance by the
               Delaware Trustee of the Declaration have been duly authorized by all necessary corporate action on the part of the Delaware Trustee. The Declaration has been duly executed and delivered by the Delaware Trustee.

                         (iii) The execution, delivery and performance of the Declaration by the Delaware Trustee does not conflict with or constitute a breach of the Articles of Organization or Bylaws of the Delaware Trustee.

                         (iv) No consent, approval or authorization of, or
               registration with or notice to, any Delaware or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of the Declaration.


                    (6) The favorable opinion, dated as of the Closing Time, of Brown & Wood llp, counsel for the Underwriter, in form and substance satisfactory to the Underwriter with respect to the incorporation and legal existence of the Guarantor and the Company; the legal existence of the Trust, the Capital Securities, the Indenture, the Debt Guarantee, the Capital Securities Guarantee Agreement, this Agreement, the Pricing Agreement, the Registration Statement, the Prospectus and other related matters as the Underwriter may require.

                    In giving its opinion, Brown & Wood llp may rely as to certain matters of Delaware law upon the opinion of Morris, Nichols, Arsht & Tunnell, special Delaware counsel to the Trust, the Company and the Guarantor, which shall be delivered in accordance with Section 5(b)(3) hereof, and on the opinion of Richards, Layton & Finger, counsel for the Delaware Trustee, which shall be delivered in accordance with Section 5(b)(5) hereof.

               (c) At the Closing Time the Company and the Guarantor shall each furnish to the Underwriter a certificate of its President, a Managing Director or a Vice President and its chief financial officer or chief accounting officer, and the Trust shall furnish to the Underwriter a certificate of two Regular Trustees of the Trust, each such certificate dated as of the Closing Time, to the effect that (i) the representations and warranties in Section 1 hereof are true and correct in all material respects with the same force and effect as though expressly made at and as of the Closing Time, (ii) each of the Trust, the Company and the Guarantor, as the case may be, has complied with all agreements in all material respects and satisfied all conditions in all material respects on its part to be performed or satisfied at or prior to the Closing Time, and (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or, to the best knowledge and information of such officer, threatened by the Commission. As used in this Section 5(c), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Securities.

               (d) At the time of execution of the Pricing Agreement, the Underwriter shall have received from Grant Thornton LLP a letter, dated such date, in form and substance satisfactory to the Underwriter, and substantially in the same form as the draft letter previously delivered to and approved by the Underwriter.

               (e) At the Closing Time the Underwriter shall have received from Grant Thornton LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than three days prior to the Closing Time and, if the Offerors have elected to rely on Rule 430A of the 1933 Act Regulations, to the further effect that they have carried out certain specified procedures with respect to certain amounts, percentages and financial information specified by the Underwriter and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Guarantor and its subsidiaries identified in such letter.

               (f) At the Closing Time, the Capital Securities and the Subordinated Debt Securities shall be rated in one of the four highest rating categories for such securities ("Investment Grade") by any nationally recognized statistical rating agency, and the Trust shall have delivered to the Underwriter a letter, dated the Closing Time, from such nationally recognized statistical rating agency, or other evidence satisfactory to the Underwriter, confirming that the Capital Securities and the Subordinated Debt Securities have Investment Grade ratings; and there shall not have occurred any decrease in the ratings of any of the debt securities of the Company or the Guarantor or of the Capital Securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the 1933 Act) and such organization shall not have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the debt securities of the Company or the Guarantor or of the Capital Securities.

               (g) At the Closing Time and each Date of Delivery, if any, counsel for the Underwriter shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Offerors in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Underwriter and counsel for the Underwriter.

     If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriter by notifying the Offerors at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof and except that Sections 6 and 7 shall survive any such termination and remain in full force and effect.

     Section 6.  Indemnification.  (a)  Indemnification of Underwriter.  Each of
                 ---------------
the Offerors agrees, jointly and severally, to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, as follows:

               (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information deemed to be part of the Registration Statement pursuant to Rule 430A(b) of the 1933 Act Regulations (the "Rule 430A Information"), if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, any preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that any such settlement is effected with the written consent of the Trust, the Company or the Guarantor; and

               (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Underwriter), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss,
--------  -------
liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Offerors by the Underwriter expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or any preliminary prospectus, preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto), and provided further, that the foregoing
                                      -------- -------
indemnity with respect to any untrue statement or omission or alleged untrue statement contained in or omission from any preliminary prospectus or preliminary prospectus supplement, shall not inure to the benefit of the Underwriter (or any person controlling the Underwriter within the meaning of Section 15 of the 1933 Act) from whom the person asserting any such loss, liability, claim, damage or expense purchased any of the Securities which are the subject thereof if the Trust, the Company or the Guarantor, as applicable, shall sustain the burden of proving that such person was not sent or given a copy of the Prospectus (or the Prospectus as amended or supplemented), at or prior to the written confirmation of the sale of such Securities to such person, and the untrue statement contained in or omission from such preliminary prospectus or preliminary prospectus supplement was corrected in the Prospectus (or the Prospectus as amended or supplemented).

     (b) Indemnification of Trust by Company and Guarantor. The Company and the Guarantor agree jointly and severally to indemnify the Trust against any loss, liability, claim, damage and expense whatsoever, as due from the Trust under
Section 6(a) hereunder.

     (c) Indemnification of Offerors, Directors and Officers. The Underwriter agrees to indemnify and hold harmless each of the Trust, its trustees, and the Company and the Guarantor, their directors and each of their officers who signed the Registration Statement, and each person, if any, who controls the Trust, the Company or the Guarantor within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or any preliminary prospectus, preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished to the Offerors by the Underwriter expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus, preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto).

     (d) Actions Against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by the Underwriter and, in the case of parties indemnified pursuant to Section 6(c) above, counsel to the indemnified parties shall be selected by the Company and the Guarantor; provided, however, that in case any such action is brought against any
--------  -------
indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, further, that if the defendants in any such action include both
       --------  -------
the indemnified party and the indemnifying party, and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the second proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Underwriter in the case of paragraph (a) of this Section 6, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     Section 7.  Contribution.  If the indemnification provided for in Section 6
                 ------------
hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors on the one hand and the Underwriter on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Offerors on the one hand and of the Underwriter on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Offerors on the one hand and the Underwriter on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Capital Securities pursuant to this Agreement (before deducting expenses) received by the Offerors and the total underwriting discount received by the Underwriter, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Capital Securities as set forth on such cover.

     The relative fault of the Offerors on the one hand and the Underwriter on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Offerors or by the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Offerors and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, the Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Capital Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Underwriter, and each trustee of the Trust and each director of the Company or the Guarantor, each officer of the Company or the Guarantor who signed the Registration Statement, and each person, if any, who controls the Trust, the Company or the Guarantor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Trust, the Company or the Guarantor, as the case may be.

     Section 8.  Representations, Warranties and Agreements to Survive Delivery.
                 --------------------------------------------------------------
All representations, warranties and agreements contained in this Agreement or the Pricing Agreement, or contained in certificates of officers of the Company or the Guarantor, or any Regular Trustee, submitted pursuant hereto or thereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or any controlling person, or by or on behalf of the Offerors, and shall survive delivery of the Securities to the Underwriter.

     Section 9.  Termination of Agreement.  Termination; General.  (a)  The
                 ------------------------
Underwriter may terminate this Agreement, by notice to the Offerors, at any time at or prior to the Closing Time (i) if there has occurred any outbreak of hostilities or escalation thereof the effect of which is such as to make it, in the reasonable judgment of the Underwriter, impracticable to market the Securities or enforce contracts for the sale of the Securities, or (ii) if trading in any securities of the Company or the Guarantor has been suspended or materially limited by the Commission or a national securities exchange, or if trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or (iii) if a banking moratorium has been declared by either federal, New York or Delaware authorities, or (iv) if the rating assigned by any nationally recognized securities rating agency to any debt securities of the Company or the Guarantor or to the Capital Securities as of the date hereof shall have been lowered since that date or if any such rating agency shall have publicly announced since that date that it has under surveillance or review, with possible negative implications, its rating of any debt securities of the Company or the Guarantor or of the Capital Securities, or
(v) if there shall have come to your attention any facts that would cause you to believe that the Prospectus, at such time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time of such delivery, not misleading or (vi) if the Registration Statement, and any amendment thereof, shall not have become effective at or prior to 5:30 P.M., New York time, on December 20, 1996.

     (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

     Section 10.  Notices.  All notices and other communications hereunder shall
                  -------
be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of written telecommunication. Notices to the Underwriter shall be directed to it at Seven World Trade Center, New York, New York 10048, attention of Steven Crowley, notices to the Company or to the Guarantor shall be directed to them at 155 N. Lake Avenue, Pasadena, California 91101, attention of the General Counsel and notices to the Trust shall be directed to it c/o the Guarantor at 155 N. Lake Avenue, Pasadena, California 91101, attention of the General Counsel.

     Section 11.  Parties.  This Agreement and the Pricing Agreement shall inure
                  -------
to the benefit of and be binding upon the Underwriter, the Trust, the Company, the Guarantor and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation other than the Underwriter, the Trust, the Company, the Guarantor and their respective successors and the controlling persons and the officers and directors referred to in Sections 6 and 7 hereof and their heirs and legal representatives any legal or equitable right, remedy or claim under or in respect of this Agreement or the Pricing Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriter, the Trust, the Company, the Guarantors and their respective successors, and said controlling persons and said officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.
No purchaser of Securities from the Underwriter shall be deemed to be a successor or an assign merely by reason of such purchase.

     Section 12.  GOVERNING LAW AND TIME.  THIS AGREEMENT AND THE PRICING
                  ----------------------
AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE. UNLESS STATED OTHERWISE, ALL SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Trust, the Company and the Guarantor a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriter, the Trust, the Company and the Guarantor in accordance with its terms.

                              Very truly yours,

                              COUNTRYWIDE CAPITAL I

                              By: ______________________________
                                  Name:
                                    as Regular Trustee

                              By: ______________________________
                                  Name:
                                    as Regular Trustee

                              COUNTRYWIDE HOME LOANS, INC.

                              By: ______________________________
                                  Name:
                                  Title:

                              COUNTRYWIDE CREDIT INDUSTRIES, INC.

                              By: ______________________________
                                  Name:
                                  Title:

CONFIRMED AND ACCEPTED,
  as of the date first above written:

SALOMON BROTHERS INC

By: _____________________________________
            Authorized Signatory

                                                                       EXHIBIT A


                 300,000 Capital Trust Pass-through Securities

                             COUNTRYWIDE CAPITAL I
                               (a Delaware Trust)

             ___% Capital Trust Pass-through Securities/SM/ (TruPS/SM/)


              (Liquidation Amount of $1,000 per Capital Security)


                               PRICING AGREEMENT
                               -----------------


                                                                __________, 1996
Salomon Brothers Inc
Seven World Trade Center
New York, New York  10048

Dear Sirs:

     Reference is made to the Underwriting Agreement dated November __, 1996 (the "Underwriting Agreement") relating to the purchase by the Underwriter of the above-referenced ___% Capital Trust Pass-through (the "Capital Securities"), of Countrywide Capital I, a Delaware business trust (the "Trust").

     Pursuant to Section 2 of the Underwriting Agreement, each of Countrywide Home Loans, Inc., a New York corporation (the "Company"), Countrywide Credit Industries, Inc., a Delaware corporation (the "Guarantor" and, together with the Company and the Trust, the "Offerors") and the Trust agrees with the Underwriter as follows:

          1. The initial public offering price per share for the Capital Securities, determined as provided in said Section 2, shall be $_________.

          2. The purchase price per share for the Capital Securities to be paid by the Underwriter shall be $_______, being an amount equal to ____% of the initial public offering price set forth above.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE.

---------------
/SM/ Salomon Inc has filed applications with the United States Patent and Trademark Office for the registration of the Capital Trust Pass-through Securities and TRUPS service marks.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Trust, the Company and the Guarantor a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriter, the Trust, the Company and the Guarantor in accordance with its terms.

                              Very truly yours,

                              COUNTRYWIDE CAPITAL I

                              By: ______________________________
                                  Name:
                                    as Regular Trustee

                              By: ______________________________
                                  Name:
                                    as Regular Trustee

                              COUNTRYWIDE HOME LOANS, INC.

                              By: ______________________________
                                  Name:
                                  Title:

                              COUNTRYWIDE CREDIT INDUSTRIES, INC.

                              By: ______________________________
                                  Name:
                                  Title:
CONFIRMED AND ACCEPTED,
  as of the date first above written:

SALOMON BROTHERS INC

By: _____________________________________
            Authorized Signatory